RRPT
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
NV Bar No. 3549
Email: wnoall@gtg.legal
Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., et al.

Plaintiffs,

vs.

DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THOUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive,

Defendants,

GLOBAL TECH INDUSTRIES GROUP, INC.,

Nominal Defendant.

CASE NO. A-24-896359-B
DEPT NO. 16

RECEIVER'S THIRD INTERIM REPORT

Receiver, Paul L. Strickland hereby submits his Third Interim Report, as attached hereto as Exhibit 1, of the activities and initial preliminary findings of the Receiver in furtherance of carrying out the duties imposed by that certain *Order Appointing Receiver* (the "Receivership Order") dated on or about September 18, 2024, in the above-captioned action.

Dated this 14th day of January 2025.

GARMAN TURNER GORDON LLP

/s/ Paul Strickland, as Receiver
Paul Strickland, as Receiver

/s/ William M. Noall
WILLIAM M. NOALL
NV Bar No. 3549
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver, Paul Strickland

CERTIFICATE OF SERVICE

I hereby certified that the foregoing **RECEIVER'S THIRD INTERIM REPORT** was submitted electronically for filing and/or service with the Eighth Judicial District Court on January 14, 2025. Electronic service of the foregoing document shall be made in accordance with the E-Service List:[1]

CHAD F. CLEMENT
Nevada Bar No. 12192
ALEXANDER K. CALAWAY
Nevada Bar No. 15188
MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
Tel: (702) 382-0711
Fax: (702) 382-5816
Email: clement@maclaw.com
acalaway@maclaw.com

Attorneys for Plaintiffs

BRETT O. WHIPPLE
Nevada Bar No. 6168
JUSTICE LAW CENTER
1100 S. Tenth Street
Las Vegas, Nevada 89104
Email: civil@justice-law-center.com

Attorneys for Frank Benintendo

BRIAN A. HERMAN (Pro Hac Vice Forthcoming)
MORGAN, LEWIS, & BOCKIUS LLP
101 Park Avenue
New York, New York 10178-0060
Telephone: (212) 309-6000
Facsimile: (212) 309-6001
Email:brian.herman@morganlewis.com

Attorneys for Defendant David Reichman

DAVID A. CARROLL
Nevada Bar No. 7643
ANTHONY J. DIRAIMONDO
Nevada Bar No. 10875
ROBERT E. OPDYKE
Nevada Bar No. 12841
RICE REUTHER SULLIVAN & CARROLL, LLP
3800 Howard Hughes Parkway, Suite 1200
Las Vegas, Nevada 89169
Telephone: (702) 732-9099
Facsimile: (702) 732-7110
Email: dcarroll@rrsc-law.com
adiraimondo@rrsc-law.com
ropdyke@rrsc-law.com

Attorneys for Defendant David Reichman

[1] Pursuant to Administrative Order 14-2, dated May 9, 2014, service by electronic means is mandatory in the Eighth Judicial District Court. Further, pursuant to EDCR 8.05(a), each party who submits an E-Filed document through the E-Filing System consents to electronic service in accordance with NRCP 5(b)(2)(D); and, pursuant to EDCR 8.05(d), users who register with the electronic filing system are deemed to consent to receive service electronically.

DANIEL R. MCNUTT
Nevada Bar No. 7815
MATTHEW C. WOLF
Nevada Bar No. 10801
MARK D. HESIAK
Nevada Bar No. 12397
MCNUTT LAW FIRM, P.C.11441
Allerton Park Drive, Suite 100
Las Vegas, Nevada 89135
Tel: 702-384-1170
Email: drm@mcnuttlawfirm.com
mcw@mcnuttlawfirm.com
mdh@mcnuttlawfirm.com

Attorneys for Defendant Kathy Griffin

And by placing said copy in an envelope, postage fully prepaid, in the U.S. Mail, said envelope addressed to the following:

Donald Gilbert
280 Hillman Avenue
Staten Island, NY 10314
Pro Se Defendant

/s/ Tonya Binns
An employee of
GARMAN TURNER GORDON LLP

Exhibit 1

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

RECEIVER'S THIRD STATUS MEMORANDUM

January 13, 2024

The Honorable Judge Timothy C. Williams
Department XVI
Regional Justice Center
200 Lewis Ave.,
Las Vegas, NV 89155

Re: White Rocks (BVI) Holdings. Inc. et al vs. David Reichman et al. A-24-896359-B

Dear Judge Williams,

Receiver, Paul L. Strickland hereby submits his Third Interim Report of the activities and initial preliminary findings of the Receiver as provided in the *Order Appointing Receiver* (the "Receivership Order") entered September 18, 2024, in the above-captioned action.

Introduction

Pursuant to the Receivership Order, I am the Court-Appointed Receiver of Global Tech Industries Group, Inc. ("GTII" or the "Company"). As stated in the *Receiver's First Interim Report* dated October 7, 2024 (hereinafter, the "First Report"), my primary goal has been to identify, locate, secure and stabilize the Receivership Assets in order to preserve their value. A secondary goal has been to work towards completing the Company's audit and bring the Company back into compliance with SEC reporting guidelines. Part of the work to complete the audit was identifying and understanding the waste and possible misappropriation of Company assets and resources. My third goal is to investigate possible wrongdoing of the former officers and directors (including friends and family involved in GTII's business or stock transfers or sales) and other affiliates of the Company. The following is my third Interim Report summarizing the results of my material activities and investigation following the filing of my prior reports.

Audit Matters

The Receiver has determined that GTII's current auditor is unable to complete the audit within their budgetary guideline and is seeking $46,000 in additional fees for work conducted during a period of time when no additional items had been delivered to the auditor. The auditor is also not willing to provide a reasonable estimate of audit completion. The auditor has taken an adversary posture toward the

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

Receiver's accountant and is unwilling to share specific information critical to our understanding of how the audit can successfully be completed or even provide us with ongoing communication and updates of their work. The auditor has also asked us to diverge from Generally Accepted Accounting Principles and conduct our own audit confirmation process with individuals and entities without disclosing to us the various parties that have already completed this confirmation process, in defiance of PCAOB guidelines. We deem this behavior unacceptable, inappropriate, and highly unprofessional.

As of January 8, 2025, GTII has retained Barton CPA, PLLC as its new auditor and will expect the full audit of 2022 and 2023 to be completed in 30 days time. A Super 8k will be filed with SEC upon completion. We anticipate that the 2024 full year audit, plus subsequent quarterly reviews, will be completed before the March 31 deadline.

SUMMARY OF THE RECEIVER'S OPERATIONS

MARSHALLING OF ASSETS

1. As previously reported in the First and Second Interim Reports, **$9,504.95** has been identified in CITIBank Account [redacted] belonging to GTII. We have yet to gain access to the account to marshal the assets and expect to make progress in the coming weeks and obtain the critical bank statements and records needed to assist us in our investigations and marshalling of Receivership Assets.

2. At the time of this report, we have successfully recovered a total of **$635,143.97** in Receivership Assets to date. Subsequent to the Second Interim Report, we successfully recovered $150,838.97 from the GTII TD bank account.

3. We will soon take possession of the Land Rover Range Rover Sport purchased with Company assets. Mr. Reichman is in possession of the keys to this vehicle and the title transfer documents have been signed by Mr. Reichman. We anticipate recovering the vehicle during the month of January and storing it in a secure location until the Court approves the sale. The value of the vehicle is an estimated $113,000.

4. At the time of writing, the Receiver has successfully recovered 15,274,832 shares of GTII stock from the following parties.

275,000	Cedars-Sinai Medical Center
14,850,000	Internet Capital- Warren Markowitz

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

149,832	Alexandra Zaloum

5. We anticipate being able to recover additional stock from individuals without having to compel turnover or institute legal proceedings. It is the Receiver's opinion that there are roughly 182,000,000 shares issued to parties under dubious circumstances. The Receiver will endeavor to obtain the shares through mutual resolutions but may seek court intervention.

6. To date, I have identified **$12,322,302.15** in stock sales, or proceeds from stock sales, that appear to be illicit and/or are otherwise unreported, including:

   a. $2,923,237.11 in unreported and potentially illicit stock sales by GTII's wholly owned subsidiary, Dot8, Inc., which is currently being controlled by Justine Riechman;
   b. the transfer of $1,918,945.81 to Mr. Reichman that may have originated from illicit stock sales by attorney Mark Richardson;
   c. $2,000,000 by Internet Capital/ Warren Markowitz, the majority of which was transferred to Mr. Reichman;
   d. $5,249,910.65 by Justine Reichman, and
   e. $230,208.58 in illicit stock sales directly by Mr. Reichman.

7. As additional documents are produced by financial institutions, we will continue to investigate and analyze the transactions and update our findings.

8. To date, an investigation is ongoing into GTII's former directors and officers', namely Kathy Griffin, Luke Rahbari, Frank Benintendo, and Don Gilbert, approval of Mr. Reichman's conduct, which allowed him to issue millions of shares for his family and his benefit, all to the detriment of individual shareholders.

9. As outlined in the Second Interim Report, the volume of GTII's stock issuances to individuals and entities for seemingly dubious reasons has only served to dilute the share value of shareholders that purchased stock in the open market. It is specifically this mismanagement and disregard of fiduciary duty to individual stockholders that has resulted in this Receivership.

ONGOING DISCOVERY AND DOCUMENT RECOVERY EFFORTS

1. To Date have sent subpoenas to the following financial institutions:
   JP Morgan Chase Bank, N.A., Fidelity Brokerage Services LLC, Flagstar Bank, N.A., TD Bank, N.A., American Express, Charles Schwab & Co., Inc., US Bank, N.A., Citibank, N.A., Bank of America, N.A., Barclays Bank, City National Bank, Citizens Bank, N.A., Wells Fargo Bank, N.A., Capital One, N.A., Coinbase, Inc., Morgan Stanley & Co.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

2. To date, several banks have not complied fully with the subpoenas.

3. Moreover, Justine Reichman has asserted objections to many of the aforementioned subpoenas on behalf of herself and DOT8. As a result, several of the subpoenaed parties have refused to produce documents until the objections are resolved. The Receiver believes an agreement has been reached with Ms. Reichman, and is awaiting a final form of stipulation.

THE RECEIVER'S INVESTIGATIONS

Justine Reichman's Trust Account

Synopsis: David Reichman established a Trust Account for his daughter, Justine Reichman, in March 2024. Mr. Reichman exclusively funded the trust account with the proceeds of illicit GTII stock sales and utilized it for the joint benefit of himself and his daughter.

1. Ms. Reichman's City National Bank Trust Account (8287) (the "Trust Account") was opened with $10,000 on 3/18/2024 with a check from Mr. Reichman's personal TD account 4433.

2. In April 2024, Mr. Reichman wired $250,000 into the Ms. Reichman's Account from his Schwab account (See analysis below on the source of funds located in Mr. Reichman's Schwab account). The Receiver beliefs that which likewise were from an illicit stock sale.

3. Through our subpoena requests, we have learned that on 5/17/2024, $20,000 was wired from the GTII's CITIBank account to the Trust account.

4. As reported in the Second Interim Report, in late 2022,Mr. Reichman's had received $1,800,000 in his personal TD account 4433 from Mr. Warren Markowitz's client trust account. It is known that the funds were related to the sale of GTII stock sale that was held by the GTII Employee Profit Sharing Trust Plan.

5. On 9/05/2024, when the appointment of the receiver was imminent, Mr. Reichman deposited $75,000 from his personal TD account 4433 and $5,221.11 from his Bank of America account into Ms. Reichman's Trust Account.

6. After this action was initiated, the following transactions were then made from Ms. Reichman's Trust Account by Mr. Reichman:
   a. 9/06/2024 $60,000 wire to Justine Reichman's company, NextGen Purpose/ NextGen Chef.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

b. 9/26/2024 $45,000 sent to Robert Hantman, an attorney for GTII, after the appointment of the Receiver on 9/18/2024.

Debit Party Name	Credit Account	Credit Party Name	Originator	Beneficiary	Tran Date	Tran Num	Amount
DAVID REICHMAN	[redacted]	HOLMES, ATHEY, COWAN &			20240517	00010821	20000
DAVID REICHMAN	[redacted]	WELLS FARGO BANK		NEXT GEN PURPOSE	20240906	00009782	60000
DAVID REICHMAN	[redacted]	CHASE MANHATTAN BANK		The Jacobs Law Firm, PC	20240923	00000309	5000
DAVID REICHMAN	[redacted]	CHASE MANHATTAN BANK		HANTMAN AND ASSOCIATED	20240926	00024190	45000

7. It appears that after having moved illicit proceeds to Ms. Reichman's accounts, since the appointment of the Receiver, Mr. Reichman has been using Ms. Reichman's Account to fund his lifestyle with the following payments having been made in September and October of 2024:

a. $74,621 in payments to American Express;
b. $9,251 in payments to Capital One;
c. $4,365.46 in payments to CITIBank credit cards;
d. $934.01 in payments to Barclay credit cards;
e. $792.12 loan payment to US Bank for a Porsche Macan; and
f. various payments to health insurance companies including $3,103 to CHUBB.

8. As of 11/29/2024 the Balance in the Trust Account was $143,576 of which Mr. Reichman has full and immediate access.

GTII Stock Sales & Justine Reichman's Home

Synopsis: Mark Richardson was a lawyer working with GTII. Mr. Richardson was issued stock pursuant to a board resolution. After an increase in GTII's stock price, Mr. Richardson transferred nearly $2,000,000 to accounts controlled by Mr. Reichman, the approximate value of Mr. Richardon's stock holdings. The receiver is investigating whether Mr. Richardson was a conduit for illicit GTII stock sales channeled through a Reichman entity known as First America Business & Management Consultants. The illicit stock sales were directly used to purchase a home, which was originally to be titled in the name of Mr. Reichman, only to later be changed to a trust for the benefit of Justine Reichman.

1. Mark Richardson was issued 940,000 shares of GTII stock on July 6, 2016 via board resolution.

> **RESOLVED**, that the Board of Directors hereby grants management the authority to issue Shares of the Company's Common Stock under rule 144 to Mr. Mark Richardson in the amount of 940,000 shares.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

2. In November of 2020, Mr. Richardson received a legal opinion that lifted the restriction on the shares, which he immediately deposited into his Merrill Lynch account. See broker rep letter below.



Merrill Lynch
Wealth Management
Bank of America Corporation

DATE: 2/9/2021

Law Office of Michael Bruk

Issuer's Counsel

In connection with the sale of 940,000 shares of common stock of GLOBAL TECH INDUSTRIES (the "Company"), through Merrill Lynch, Pierce, Fenner & Smith Incorporated by Mark Richardson, which sale will be made pursuant to Rule 144, as promulgated under the Securities Act of 1933.

A copy of the Seller's representation letter is enclosed.

Very truly yours,

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: ______________________
Resident Vice President / Resident Manager Signature

Jason Celentano
9560 Wilshire Blvd., 3rd Floor
Beverly Hills, CA 90212
RVP / RM Name & Branch Office Address

3. In February 2021, GTII's shares suddenly traded at nearly 10x the rate they were trading at in January 2021. It is believed that Richardson began liquidating the 940,000 shares obtained from GTII.

4. Beginning in February of 2021, Mr. Richardson sent the following wires to Mr. Reichman's First America Business & Management Consultants ("FABMC") Chase Account 8665. Those wires are as follows:

2/12/21	$402,565.00	MARK RICHARDSON
2/19/21	$112,005.00	MARK RICHARDSON
4/5/21	$868,486.50	MARK RICHARDSON
8/9/21	$256,557.60	MARK RICHARDSON
12/16/21	$74,711.00	MARK RICHARDSON
12/23/21	$41,321.95	MARK RICHARDSON

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

1/5/22	$60,725.76	MARK RICHARDSON
5/25/22	$102,573.00	MARK RICHARDSON

5. The balance of all the wires from Mr. Richardson to FABMC totals **$1,918,945.81**. The sum of the wires approximates the average value of Mr. Richardson' shares during the same period.

6. Prior to the deposits from Mr. Richardson, the FABMC account had a balance of $3.95.

7. On 7/01/2021 $75,000 is moved from the FABMC account to Mr. Reichman's Chase account 0707:

8. The next day, on 7/02/2021, Mr. Reichman sends a wire for $75,000 to Fidelity National Title Company.

9. On 7/19/2021, Mr. Reichman moves $1,325,000 to his Chase account, $1,300,000 of which comes from the FABMC account and is directly traceable to Mr. Richardson's deposits.

[redacted]

10. Then on 7/21/2021, Mr. Reichman sends a wire for $1,325,000 to Fidelity National Title, "FBO (for benefit of) Justine Reichman. See below.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

[redacted]

11. Hand written notes on the wire instructions evidence that this wire was for the benefit of the Justine Reichman 2021 Trust.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

Additional information

Message to recipient bank	Message to recipient	Memo
FMNA-6012101159-DD	F/B/O Reichman to Fidelity Na	Justine Reichman 2021 Trust
Maximum 100 characters (optional)	Maximum 140 characters. (optional)	Your recipient won't see this; it's for your records only. Maximum 100 characters (optional)

We'll email the person who initiates the wire using the primary email address we have on file for that username. If the person doesn't receive an email, please have them check the activity page for the status. You can update the email address under "Profile & Settings" at any time.

Wells Fargo Bank
707 Wilshire Blvd
13th FL
Los Angeles
90017

Fidelity National Title Company
US ABA 121000248
7701 Soquel Drive
Aptos, CA 95003
Recepient A[redacted] 2021 trust
F/B/O Justine Reichman

Morgan Chase Bank, N.A. Member FDIC ©2021 JPMorgan Chase & Co.

12. The funds were used to purchase 60 Elm Ave in Larkspur, California on July 23, 2021, according to the below Buyer's statement.

13. Per the email communication below, David Reichman was the initial intended purchaser of the property and it was transferred to Justine Reichman's trust:

On Jul 19, 2021, at 9:12 PM, David Reichman <david@gtii-us.com> wrote:

Alanna:

I was just about to close my computer here as it is midnight and I am rapidly fading. The document you sent for my signature appears to be for a Full assignment of my purchase to Justine Reichman, as an individual instead of her "trust".
Please check these documents to be sure they are correct, in that the Buyer is the trust, Justine Reichman, as trustee.

Thank you,
David Reichman
david@davidreichman.com
Tel. 1.917.572.5733

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

Fidelity National Title Company
770 Tamalpais Drive, #306, Corte Madera, CA 94925
Phone: (415)925-0130

ESTIMATED BUYER'S STATEMENT

Settlement Date: July 23, 2021 **Escrow Number:** FMNA-6012101159
Disbursement Date: July 23, 2021 **Escrow Officer:** Donna DiBasilio
Buyer: Justine Reichman, Trustee of the Justine Reichman 2021 Trust

Seller: Hayden Sue Murray and Jasaon Nicholas Miller, Trustees, and any Successor Trustee, of the Hayden Sue Murray Separate Property Trust Created under the Murray Miller Revocable Trust Dated February 5, 2020
60 Elm Avenue
Larkspur, CA 94939
Property: 60 Elm Avenue
Larkspur, CA 94939
Parcel ID(s): 021-223-29

		$ DEBITS	$ CREDITS
FINANCIAL CONSIDERATION			
Sale Price of Property		2,500,000.00	
Deposit			75,000.00
Seller Credit			11,400.00
PRORATIONS/ADJUSTMENTS			
County Taxes at $7,729.77	07/01/21 to 07/23/21 ($7,729.77 / 180 X 22 days)		944.75
TITLE & ESCROW CHARGES			
Title - Escrow Fee	Fidelity National Title Company	1,900.00	
Title - Recording Service Fee	EPN	14.00	
Title - Owner's Title Insurance	Fidelity National Title Company	4,081.00	
Policies to be issued:			
Owners Policy			
Coverage: $2,500,000.00 Premium: $4,081.00 Version: ALTA Homeowner's Policy of Title Insurance 2013			
GOVERNMENT CHARGES			
Recording Fees	Fidelity National Title Company	175.00	
Subtotals		2,506,170.00	87,344.75
Balance Due FROM Buyer			**2,418,825.25**
TOTALS		2,506,170.00	2,506,170.00

14. On 4/28/2022 Mr. Reichman transferred $100,000 to his personal Schwab account from his personal Chase account. See below.

[redacted]

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

15. On 5/25/2022 Mr. Reichman's FABMC entity received a final wire from Mr. Richardson totaling $102,573. Mr. Reichman then promptly transferred $400,000 to his personal Chase account 0707 with 4 subsequent $100,000 transfers to his personal Schwab account 3885.

[redacted]

Summary: It will be necessary to obtain Mr. Mark Richardson's brokerage account statements and bank statements to further investigate the source of the funds that were sent to Mr. Reichman's accounts and later used to purchase Justine Reichman's home. The GTII stock issued to Mr. Richardson may have been done so with the exclusive intention to enrich Mr. Reichman and Ms. Justine Reichman through a stock laundering scheme.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

David Reichman Banking Analysis

1. On December 9, 2024 the Receiver finally obtained subpoenaed bank statements of David Reichman's person TD Bank xxx4433.

2. The account was opened in February 2022 with a deposit from the GTII corporate account of $18,000 with a check signed by Frank Beninentdo, a former director and officer of the Company.

3. On 7/28 & 7/29, Reichman received 3 wires totaling $1,800,000 from Warren Markowitz, the Company's attorney at the time, in an illicit transaction that was previously discussed in the Receiver's Second Interim Report. Specifically, Mr. Reichman and Markowitz, with the help of the other former directors and officers of the Company, illicitly sold 10,000,000 shares from the GTII Employee Profit Sharing Trust Plan through a Markowitz entity known as Internet Capital for $2,000,000.

4. Markowitz has since confirmed that the transaction was for the benefit of Mr. Reichman and that Markowitz was not acting in his capacity as GTII's counsel. Moreover, Markowitz retained $200,000 as compensation for using his company "Internet Capital" and Reichman personally received $1,800,000. The Receiver has been unable to determine a legitimate basis behind either's receipt of nearly $2,000,000.

5. The receiver believes that any further transactions after receipt of the $2,000,000 from the illicit sale of the GTII Profit Sharing Trust Plan shares were done so with defalcated funds from the Company.

6. Significant beneficiaries of the defalcated funds include:

    a. Justine Reichman (**Check for $250,000** 9/6/2022)
    b. Justine Reichman's company, NextGenChef, Inc. (**Check for $250,000** on 9/06/2022)
    c. Reichman's personal consultancy, First American Business & Management Consultants, Inc. (**Check for $500,000** 9/21/2022)- the same entity that Mark Richardson sent $1.9mm in laundered GTII stock sale proceeds to.
    d. David Reichman fund transfer to self at unknown account (Check for $10,000.000 3/18/2024)
    e. HOA at Ten Five Sixty Wilshire Blvd Los Angeles (Check for $11,389.78 03/22/2024)
    f. David Reichman check written to self to "Transfer" ($75,000 **9/05/2024**) to an unknown account. We need to know which account these funds were transferred to.

Zelle Payments or other wire transactions using the defalcated Company funds are as follows:

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

a. $20,595.12 in payments for a Porsche Macan SUV, registered at Justine Reichman's address in Marin County, CA,.
b. Heather Wielgos- Masseuse, $720
c. Justin Ercole- personal trainer $1,800
d. Shane Snow- masseuse, $1,690
e. Alexandra Zaloum (nee Alvarez) Physical Therapist, member of GTII Medical Advisory Committee; $1,400
f. Jamie Frank, involved with Hans & Rosy Epstein Committee, Functional Health Services, advisor to GTII on charitable giving, $3,300 in payments
g. Anne-Mari Hein - assistant to Robin Beeso $5,300
h. Joe Bass: Inspection Service () $675.00
i. $15,223.51 in HOA payments for the Wilshire Blvd Condo.
j. $6,791.59 in Shell Mastercard Auto Payments
k. $21,647.17 in Saks Fifth Avenue Capital One credit card payments
l. $87,772.59 in AMEX credit card payments:

7. Analysis of Reichman's personal TD Bank account also revealed **$950,913.38** in total GTII Stock Sales in Reichman's personal Fidelity Account that were then transferred to his personal TD Bank account.

8. Mr. Reichman directly transferred funds from the GTII Corporate TD Account totaling **$1,733,984**. This remuneration is not disclosed in violation of disclosure guidelines.

9. On 11/14/2023 Mr. Reichman wired $3,000,000 to his personal Fidelity account [redacted].

David Reichman Fidelity Account Analysis

Details of Fidelity account [redacted] where the $3,000,000 is wired in November 2023 from Reichman's personal TD Bank account. Paris International is a sub broker in the Commonwealth Financial Network, an affiliate of Fidelity and National Financial Services (a Fidelity entity).

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

[redacted]

On 02/01/2024 $1,000,000 was transferred to Account [redacted] and then $100,000 each month thereafter to present.

[redacted]

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

David Reichman American Express Card Spend Analysis

Synopsis: David Reichman has charged hundreds of thousands of dollars to various American Express credit cards to finance his lifestyle and personal expenses. Over the past three years, most of these AMEX payments have been paid for directly from the GTII TD bank account. Highlights of some of that spending appears below with linkages to characterize how the money was flowing from one account to another.

1. In 2024 over $141,000 was paid to AMEX directly from the GTII TD account.
2. In 2023, over $330,000 was paid to AMEX directly from the GTII TD account.
3. In 2022, over $238,000 was paid to AMEX directly from the GTII TD account.
4. Total AMEX expenditures paid for from the GTII TD Bank corporate account to personal AMEX credit cards equal $715,527.82, covering the period from February 2022 to the present, the lifetime of the GTII TD account. Below is a snapshot of some of the AMEX card 1003 spending.

New Charges

Summary

	Pay In Full	Pay Over Time ♦	Total
Total New Charges	**$0.00**	**$7,329.75**	**$7,329.75**

Detail ♦ - denotes Pay Over Time and/or Cash Advance activity

DAVID REICHMAN
Card Ending 5-31003

				Amount
05/20/23	ASPCA Guardian 800-628-0028	(800) 628-0028	MD	$25.00 ♦
06/07/23	RIFLESSI 567000000070045 RIFLESSI.AVI@GMAIL.COM	NEW YORK	NY	$6,743.75 ♦
06/11/23	THE GATEWAY AT PINE HILL 6500000117575 8452544084	HIGHMOUNT	NY	$561.00 ♦

5. The $6,743.75 charge to Mr. Reichman's personal AMEX 1003 below was paid for with funds from his personal 4433 TD Account right after he transferred $1,075,000 to himself on 9/28/2023 from the GTII corporate TD account. The expenditure then appears as a 2023 "Meeting Expense" in the Audit Open Items as seen from the Receiver's Second Interim Report. Riflessi is a high end men's clothing store.

GTII TD Bank Account

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

[redacted]

Mr. Reichman's Personal TD Bank Account

[redacted]

Please provide us the invoice and Disbursement Support for Meeting expense 2023

S, No.	Date	Type	Ref	Description	Amount
1	01/16/2023	CD	AMEX 21009	CLEARME.COM *CLEAR 855-253-2763	120.00
2	02/24/2023	CD	CITI 8832	CHCBD8778793172 Albuquerque NM	199.88
3	06/07/2023	CD	AMEX 31003	RIFLESSI.AVI@GMAIL.COM	6,743.75
4	06/25/2023	CD	BOA 3095	Cartier Beverly HillsCA 0136	8,048.26
5	11/17/2023	CD	AMEX 32001	CAM STUDIO HOUSTON TX	3,430.00

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

6. 10/02/2023 payment for $11,151.75 identified below included a payment for Justine's credit card spend for August that was paid for in September by the GTII TD Account and shows up on the October AMEX statement. See below.

TD Bank Snapshot

[redacted]

Amex Statement Snapshot

	Pay In Full	Pay Over Time ♦	Total
DAVID REICHMAN 5-31003	$0.00	$9,861.14	$9,861.14
JUSTINE REICHMAN 5-31011	$0.00	$1,368.61	$1,368.61
Total New Charges	**$0.00**	**$11,229.75**	**$11,229.75**

Continued on reverse

DAVID REICHMAN Account Ending 5-31003 p. 4/10

Detail ♦ - denotes Pay Over Time and/or Cash Advance activity

DAVID REICHMAN
Card Ending 5-31003

				Amount
08/20/23	ASPCA Guardian [redacted]	(800) 628-0028	MD	$25.00 ♦
08/25/23	USPS.COM CLICKNSHIP 660427000 8007826724	800-344-7779	DC	$38.60 ♦
08/31/23	HILTON Arrival Date 08/05/23 Departure Date 09/30/23 00000000 LODGING	BEVERLY HILLS	CA	$9,246.49 ♦
09/15/23	TST* AE BH 00124454 RESTAURANT	BEVERLY HILLS	CA	$551.05 ♦

JUSTINE REICHMAN
Card Ending 5-31011

				Amount
08/23/23	IDEMIA TSA PRECHECK [redacted] MISC PERSONAL SERVICES	877-512-6962	MA	$78.00 ♦
08/24/23	GG *MARIN HUMANE SOCIE GG *MARIN HUMAN CHARITABLE ORG	NOVATO	CA	$1,225.00 ♦
08/30/23	INMOTION-817	SAN FRANCISCO	CA	$65.61 ♦

Pay In Full	
Previous Balance	$0.00
Payments/Credits	-$0.00
New Charges	+$0.00
Fees	+$0.00
New Balance =	$0.00
Pay Over Time and/or Cash Advance	
Previous Balance	$11,151.75
Payments/Credits	-$11,151.75
New Pay Over Time Charges	+$3,080.48
New Cash Advances	+$0.00
Fees	+$0.00
Interest Charged	+$0.00
New Balance =	$3,080.48
Minimum Due	$61.60
Account Total	
Previous Balance	**$11,151.75**
Payments/Credits	-$11,151.75
New Charges	+$3,080.48
New Cash Advances	+$0.00
Fees	+$0.00
Interest Charged	+$0.00
New Balance	**$3,080.48**
Minimum Payment Due	**$61.60**
Pay Over Time Limit	$35,000.00
Available Pay Over Time Limit	$31,919.52

7. GTII also paid the personal expenses of Reichman by and through the payment of credit card statements for other individuals, including Arthur Scwartz, Mr. Reichman's long-deceased uncle.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

8. For instance, on 01/30/2023 GTII's corporate TD Bank account made a $6,656.99 payment to CITIBank account 2926, belonging to Mr. Schwartz. This is the account of Arthur Schwartz, the long deceased uncle of Mr. Reichman. An additional $8,502.36 payment was made on February 28, 2023.

9. The corresponding payments indicate that GTII was paying for a Match.com account for Mr. Reichman, as well as a host of other personal expenses, including food and drinks. Notably, as Mr. Schwartz was deceased, all of the payments are attributable to Mr. Reichman, who was a cardholder.

Summary: The commingled funds and expenditures that exist between GTII, Mr. Reichman, and Ms. Reichman is concerning to the Receiver. While doubtful that credit card records records will substantiate the charges as being legitimate Company expenses, subpoena responses will reveal the true nature of the transactions.

David Reichman Schwab Account Analysis

1. On 02/05/2020 Mr. Reichman funds his Schwab account with a $70,000 wire transfer from his Chase account (0707).
2. The origin of the $70,000 is from The Anne Francis Trust Chase account (4601), of which David Reichman is the Trustee. The Anne Francis Trust currently holds 2,282,850 shares of GTII stock and is the 18th largest shareholder of GTII.
3. On 2/27/2020 Mr. Reichman began purchasing GTII stock in the open market and continued these purchases throughout the rest of 2020.
4. In March of 2020 Mr. Richman funds an additional $10,000 from his Chase account (0707) and purchases more GTII stock.
5. In February of 2021, Mr. Reichman sold $34,095.11 of GTII stock through his personal Schwab account (3885) netting a return of $33,638.07. All of the shares sold were purchased in February and March of 2020. No form 4 or Form 144 was filed with SEC, likely in violation of federal securities laws.
6. In March of 2021, Mr. Reichman sold $196,113.47 of GTII stock through his personal Schwab account (3885) netting a return of $192,195.48. All of the shares sold were purchased in April and May of 2020. No form 4 or Form 144 was filed with SEC, likely in violation of federal securities laws.
7. In April of 2021 Mr. Reichman exercised 6,547 GTII warrants, adding to his holdings.
8. In April of 2022, the first of several $100,000 transfers from the Mark Richardson stock laundering scheme began to appear in Mr. Reichman's Schwab account.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

9. In April of 2024 we see the transfers to City National Bank as mentioned above. See transfer details below.

[redacted]

10. As of 11/30/2024, $629,292.02 was the total value of cash available in the Schwab account, of which, we have seen, that at least $196,113.47 is from undisclosed stock sales through the Schwab account and at least $250,000 remaining is from the Mark Richardson stock laundering scheme.

11. The Receiver will seek the recovery of at least $446,113.47 from the Schwab account.

Dot8, Inc. Stock Laundering

Synopsis: From July 2021 through October 2022, Dot8, Inc., a wholly owned subsidiary of GTII, was utilized to launder GTII stock sales and finance Justine Reichman's lifestyle.

1. On July 12, 2021, a Dot8, Inc. Fidelity account 4474 was opened with an initial stock deposit of 116,224 shares of GTII stock.
2. Throughout the life of this account, which is still active today, only GTII stock was transferred in and sold. No other stocks were purchased.
3. The Dot8 Fidelity account was mentioned in the Receiver's Second Interim Report. Specifically, between 2021 and 2022 this account sold **$2,923,237.11** worth of GTII stock.
4. What is concerning is that these stock sales are never disclosed by the wholly owned subsidiary of GTII. Furthermore, the use of proceeds is very concerning.
5. Between July 2021 and at least November 4, 2024, just prior to the subpoena production being received, **$2,056,574.38** in GTII stock sale proceeds were misappropriated to Justine Reichman.
6. To quantify this rate of expenditure, over the course of 31 months, or 1,044 days, Ms. Reichman's average daily spend was $1,969.90.
7. As of 10/31/2024 $866,662.73 was the available balance in the account with two checks having cleared in the subsequent period for $15,037.00.
8. Of those two checks written, one was $7,000 for an outdoor edible vegetable garden and the other for $8,037 for planting an herb garden. See below.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094


DOT8 INC
Fidelity Account®
1113
4/2/24
Pay to the Order of Katie McLaughlin $ 8037.00
Eight thousand thirty seven ~/100 Dollars
Fidelity
For Plant herbs garden
[redacted]


DOT8 INC
Fidelity Account®
1115
NOV 4 2024
Pay to the Order of Francisco Santos $ 7000 00/100
Seven thousand and 00/100 Dollars
Fidelity
For Outdoor edible veggies
[redacted]

9. All the checks analyzed have been signed by Justine Reichman.
10. A detailed description of each transaction is available. We highlight some of the more concerning expenditures here.
    a. $207,756.78 on hundreds of paypal & venmo transactions
    b. $661,261.11 on CITI Bank credit card payments
    c. $289,284.89 on AMEX credit card payments
    d. $41,642.49 on Barclay credit card payments
    e. At least $13,862 on expensive artworks, specifically, $6,000 spent at the Jonathan Ferrara Gallery (see check below).


DOT8 INC
(917)684-4400
60 ELM AVE
LARKSPUR, CA 94939
Fidelity Account®
1212
June 5, 2022
Pay to the Order of Jonathan Ferrara Gallery $ 6,000.00
Six thousand and 00/100 Dollars
Fidelity
For: artwork
[redacted]

    f. $7,800 in wires were sent to David Reichman
    g. $2,390.97 in wires were sent to First American Business & Management Consultants (Mr. Reichman's entity).
    h. $30,000 wire to NextGenChef Wells Fargo account 1585 (Justine's company).
    i. $571,971.13 spent on home construction, improvement and thousands going to a "Podcast Room" where Justine Reichman hosts a "Podcast" associated with her company NextGenChef.
    j. $13,600 for a photo shoot with Lory Levenfeld, a fashion photographer.
    k. For at least the last year, the water and other utility bills for the home where Ms. Reichman resides has been paid for from the Fidelity account.

Summary: David Reichman and Justine Reichman directed illicit stock sales by Dot8, Inc., the Company's wholly owned subsidiary, for their material benefit, making Dot8 one of the primary sources of funds that subsidized their lifestyle.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

Gold Transactions International, Inc. Analysis & Explanation

Synopsis: In the Receiver's Second Interim Report we highlighted the existence of $1,631,768 of Receiver's Estate Assets that had become tied up in an opaque transaction initiated by the Company's former management. After further investigation by the Receiver's forensic accountant, the following information has been learned:

Principles

AES- Private Corporation, Organizer of the gold transaction Joint Venture, Holds the license agreement

GTI- Gold Transactions- 100% Subsidiary of GTII

GTII- Global Tech Industries Group, Inc., Publicly Traded Company

Erick Mosteller-CEO of AES

Todd Chisolm- Manager of GTI

David Reichman- Former CEO of GTII

Panlunas- A Trust. Scott Wertz, former Trustee. Current Trustee, Dennis Ledesma

Pioneer Analytics- 100% controlled subsidiary of Pioneer Switzerland

Pioneer Asset Management AG, Switzerland- A Swiss-based wealth management firm.

Tsuimei Wang- A Utah CPA who has prepared the tax returns from 2021 to 2023 and performed other accounting services through 2020.

SLS- Stock Loan Lender

Explanation of How the Transaction was Designed to Work

AES has a JV agreement with several entities in the gold industry. Specifically buying gold overseas with artisanal miners in South Africa, bringing it to refining facilities in the JV located in Dubai including testing for purity, refining it and selling it to JV customers provided the purity is at acceptable levels. If the purity is acceptable funds are transferred from a line of credit to the JV partners in South Africa that owns or controls the mines. The JV agreement states that as funds are advanced into the JV, thus increasing the buying power of the JV, revenues generated by the increased buying power would be shared with the participants, net of expenses.

How GTII is Involved

GTII gave to the owners of GTI 6,000,000 shares of free trading stock in exchange for 100% interest in GTI to be used as a contribution to the fund run by the Panlunus Trust for GTI

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

participation in the Gold operation. Panlunas had other monies from other sources to help finance the operation that included GTI's contribution. GTI then signed a license agreement with AES for its portion of the deal. The agreements between GTI, Panlunas Trust, and AES have all been examined by the Receiver.

History of the Transaction

Originally, GTII and GTI signed a Stock Purchase Agreement (SPA) on 2/28/2021, wherein GTII would issue 6 million shares to the shareholder of GTI in exchange for 100% of GTI shares. The agreement had various performance obligations to close, including funding by GTII of $5 million for use in GTI's JV gold operation. This obligation was not met, and the original agreement did not close, and the shares were not issued. Then in early 2022, several discussions and meetings between Mosteller and Chisolm were held with GTII management regarding the use of a stock loan lender, to provide capital required by GTI to achieve the revenues agreed to in the SPA. In order to raise the needed capital, GTII and GTI executed Amendment #2 to the SPA in May 2022 and 6 million shares were issued to the shareholders of GTI to be used in a stock loan to be completed by a 3rd party Trust named Panlunas Holdings. The 6 million shares were subsequently transferred to the Trust, along with the 13.5 million shares from the GTII Employee Profit-Sharing Plan Trust, and 2.9 million shares from Tsuimei Wang from accounting services performed in previous years. A stock loan of over $50 million was approved by the sock loan lender, SLS, when GTII's share price was $4.27. Mr. Reichman did not feel comfortable about the wording of the loan document and he would not execute. Mr. Reichmans equivocation created tension between Mr. Reichman, Panlunas, GTI, SLS and the JV participants. SLS threatened legal action and were ultimately pacified by the receipt of Tsuimei Wang's 2.9 million free trading shares. Panlunas was able to use another lender, Pioneer, and used 6 million shares from the GTI acquisition as collateral and received net proceeds of $1,631,768. These funds were received directly by Panlunas and transferred into the subsidiary of Pioneer, Pioneer Analytics, bank account for leveraging, along with approximately $3 million of Panlunas' other investors funds. At this point the $1.6 million disappeared along with the additional $3 million.

What Was Suppose to Happen

Once GTI advanced the funds to Panlunas Trust, Pioneer Analytics was supposed to take the GTI deposit, along with other Panlunas customers' funds, and provide a line of credit for double the amount of the deposit. Once the line of credit was completed, funds were to be available to increase the buying power of the JV and share in monthly revenue of approximately 3-5% of advanced funds per month.

Where the Situation Stands Currently

According to a phone discussion with Mosteller and Chisolm on Wednesday, November 20, 2024, Pioneer Switzerland has admitted that issues exist with the $5 million that was transferred from Panlunas Trust to Pioneer Analytics. Pioneer Switzerland is selling tax credits to an insurance company and the fees Pioneer Switzerland will earn from that transaction will generate

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

enough revenue such that the $10 million line of credit can be realized for Panlunas's gold project.

On 12/02/2024, Panlunas received a comfort letter from Pioneer Switzerland acknowledging their responsibility for the transactional missteps and ensuring performance on the project. On January 2, 2025 Panlunas Trust received $48,000 in interest payments for the $1.631 million held in limbo by Pioneer entities. At present, the Receiver is waiting on the accounting from Todd Chisolm to determine how much of that $48,000 will flow up to GTII. According to the JV partners, GTII should be receiving approximately $250,000 in project proceeds per quarter beginning in late Q1 or early Q2 of this calendar year.

We will extend the current agreements in place for 12 months from 1/1/2025 and reevaluate the situation in 6 months. If the JV partners perform and the Company receives the payments it is entitled to pursuant to the agreements, there is no cause to terminate.

ADDITIONAL RECEIVERSHIP ADMINISTRATION ACTIVITIES

Pursuant to Section 8, paragraph 31 of the Order, the Receiver has determined that in order to operate the business lawfully and profitably, a merger with a viable business is necessary. As such, the Receiver and Aiversity, Inc. have entered into an Agreement and Plan of Merger and Reorganization (the "Agreement"). We seek the approval of this Court to complete this Agreement, and a condition precedent of the closing of the Agreement is the Court's approval.

More information about Aiversity, Inc. can be found at www.aiversity.io. In summary, Aiversity, Inc. designs and develops highly advanced financial tools using the latest AI technology to help users get quick, accurate insights into global financial markets. Aiversity is currently not generating any revenue, has 30,000 users, and is anticipated to begin generating revenue in the second quarter of 2025.

The Receiver continues to work with vendors to mine data from subpoena production. We have outstanding settlement agreements pending approval and execution that will further assist in cleaning up the accounting aspects of the Company.

Going forward we will properly dissolve the abandoned subsidiaries of the Company and complicate accounting and audit work.

PAST, CURRENT AND FUTURE LITIGATION, SETTLEMENTS AND ACTIONS OF THE RECEIVER

1. As mentioned in the Second Interim Reports, the company known as Astra Energy, Inc. (ASRE) has offered $225,000.00 as a settlement for the defaulted loan it owes the Company. The loan is

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

personally guaranteed by Ron Loudon, CEO of ASRE. The Receiver will continue to monitor this situation and seek an amicable settlement without unnecessary litigation.

2. The Receiver is seeking to settle claims brought by Dorado Goose, LLC, a Puerto Rican entity controlled by GTII shareholder, Tommy Wang. Dorado Goose provided GTII with a $335,000 loan for the purpose of pursuing legal options regarding the lawsuit GTII filed through the Christian Levine Law Group, LLC, and evidenced by a Loan Agreement dated June 30, 2023. The Company will issue a 1 year, 0% interest note for $250,000 to Dorado Goose in consideration of the $300,000 actually paid by Dorado Goose to Christian Levine Law Group, LLC. $50,000 of the original sum has already been returned by Christian Levine Law Group, LLC to Dorado Goose having been held in escrow. Tommy Wang has also invested heavily in GTII shares, and has been engaged in other business dealings with the Company, namely the Classroom Salon Holdings, LLC transaction and AI Commerce transaction. We will review these relationships and provide further analysis to the Court.

3. The receiver is also seeking to settle claims brought by shareholder Salvatore Lauria for $106,000. In 2023, Mr. Lauria loaned $100,000 to GTII in unsecured capital at an agreed upon interest rate of 6%. The debt was recorded by the Company. The debt was later confirmed by former management in the requisite audit confirmation letters sent by the Company's former auditor, Fortune CPA. The Receiver's counsel is still examining documentation provided prior to this settlement. To date, Mr. Lauria has directly invested a total of $1,780,000 in GTII. An examination of the GTII Chase bank statements and TD Bank statements confirms these amounts. On 5/27/2021, Mr. Lauria was issued 10,000,000 shares of restricted GTII stock. In 2022, $722,000 of the invested capital was converted into 458,019 restricted shares of GTII. On 4/29/2023, Mr. Lauria invested $1,075,000 and was issued an additional 1,000,000 restricted shares of GTII stock. We will review these relationships and provide further analysis to the Court.

4. On January 7, 2025, Luke Rahbari, the former CEO of GTII, serving from August 2024 to September 2024, notified the Receiver that he was beginning the process of submitting a claim to the receiver. Mr. Rahbari believes that he is owed $55,000. He claims his employment agreement contained a stipulated salary of $25,000 per month ($50,000 for the two months) and that he was entitled to a $2,500 monthly car allowance, totaling $5,000 for the same period, in addition to other considerations and expenses per his contract. Mr. Rahbari was also issued 8,000,000 GTII shares and obtained 600,000 shares as consulting fees prior to becoming the CEO. He currently still holds all 8,600,000 shares making him one of the largest individual shareholders of the Company. The receiver is investigating Mr. Rahbari's claim.

5. On March 19, 2021, GTII and Bronx Family Eye Care, Inc. ("BFE") entered into a binding letter agreement (the "Letter Agreement") and subsequently affected a series of related transactions (the

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

"Purchase Transactions") by which GTII conducted a share purchase agreement with BFE in exchange for 2,650,000 shares of GTII's common stock being issued to the principals of BFE (Bitsenko-1,351,500 shares, Andreyev-914,250 shares and Kirzhner-384,250 shares) (the "GTII Shares") pursuant to a certain stock purchase agreement between the the Parties dated March 31, 2021 (the "Stock Purchase Agreement"). Other agreements between the Parties were also entered into including separate leak-out agreements, employment agreements, and an Independent Contractor Agreement. The Parties then become dissatisfied with the arrangement contemplated by the various transactions and the conduct of the business in the form created and contemplated by the transactions. In addition, certain disagreements and disputes arose among the Parties. The Parties then concluded that it is in their mutual best interests to unwind the transaction and enter into a Settlement Agreement and the ancillary documents thereto, inclusive of unwinding and severing all transactions and relationships between the Parties created by the transactions, which will include the termination of all purchase agreements linking the Parties together. Counsel for BFE and the Receiver are in communication regarding a Settlement Agreement. We will continue to monitor the situation and update the Court accordingly.

6. GTII has several non-operating and non-viable subsidiaries that will require dissolution in their respective jurisdictions of registration in order to clean up the corporate structure of the Company, including, but not limited to, Classroom Salon Holdings, LLC, TTI Strategic Acquisitions & Equity Group, Inc., Ludicrous, Inc. (now NetThruster, Inc.), Bioenergy Applied Technologies, LLC, TTII Oil & Gas, Inc., G T International Group, Inc. Gold Transactions International, Inc. and Dot8, Inc. remain viable for the time being.

RECOMMENDATION OF THE RECEIVER

Because GTII was not operating a viable business and was dissipating investor funds and diluting shareholder value through gratuitous stock issuances and illicit stock sales it is necessary to complete the Agreement with Aiversity, Inc. as mentioned above. The Receiver should continue to identify assets and claims and pursue them for the benefit of the Receivership Estate and the new business the Receiver proposes to merge with the Company. The Receiver recommends that the receivership continue.

SCHEDULE OF RECEIVER'S RECEIPTS & DISBURSEMENTS

See Exhibit A for a complete list of transactions.

To date, the Receiver has spent $270,376.28 on administration, vendors, statutory fees, legal, and travel expenses.

The Receiver invested $100,000 with MSC Capital Advisors, LLC.

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

At the time of writing, the Receiver has not received any compensation or disbursements.

Exhibit A

GTII Receiver's Expense		
10/08/2024	inbound wire	$100,000.00
10/08/2024	accountant wire retainer	$12,500.00
10/08/2024	inbound wire	$74,305.00
10/09/2024	M2 compliance	$199.00
10/10/2024	inbound wire	$100,000.00
10/11/2024	inbound wire	$100,000.00
10/16/2024	SEC counsel retainer	$15,000.00
10/16/2024	Transfer Agent	$5,102.52
10/17/2024	Parasec	$15.00
10/17/2024	NV Registered Agent	$789.36
10/21/2024	inbound wire	$100,000.00
10/24/2024	OTC Markets	$5,940.00
10/25/2024	Transfer Agent	$75.00
10/25/2024	Direct Transfer LLC	$500.00
10/28/2024	NOBO List Broadridge	$2,354.45
10/30/2024	MSC Capital Investment/Loan	$100,000.00
10/31/2024	Transfer Agent	$5,350.00
11/01/2024	IT Technician	$2,231.25
11/01/2024	Accounting Invoice	$5,250.00
11/01/2024	IT Technician	$691.38
11/04/2024	Plane Ticket LAS	$628.95
11/7/2024	Hotel Las Vegas	231.92
11/7/2024	travel insurance	44.03
11/12/2024	Dinner in Las Vegas	159.14

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

11/13/2024	Breakfast Las Vegas	19.39
11/13/2024	Airport Parking	$74.00
11/13/2024	Administrative Assistant	$2,040.00
11/15/2024	Bank Fees	$400.00
11/18/2024	Accounting Invoice	$8,312.50
11/26/2024	Administrative Assistant	$2,040.00
11/26/2024	NMG Media-New Website	$10,000.00
12/01/2024	800 number	$9.95
12/3/2024	Transfer Agent	$4,750.00
12/3/2024	Transfer Agent	$500.00
12/3/2024	Transfer Agent	$500.00
12/04/2024	NMG - Data Mining	$5,000.00
12/09/2024	NMG - Data Mining	$5,000.00
12/13/2024	bank service charge	$214.00
12/16/2024	Administrative Assistant	$2,040.00
12/16/2024	Accounting Invoice	$11,375.00
12/18/2024	NMG - Data Mining	$10,000.00
12/23/2024	TD Account Deposit	$150,838.97
12/30/2024	NMG - Data Mining	$10,000.00
12/31/2024	GTG Legal	$96,031.99
01/02/2025	800 number	$9.95
01/03/2025	Accounting Invoice	$9,937.50
01/03/2025	Administrative Assistant	$2,040.00
01/06/2025	NV SoS filing	$520.00
01/08/2025	NMG - Data Mining	$5,000.00
01/09/2025	Barton CPA- auditor	$27,500.00
Total Credits		$635,143.97
Total Debits		$370,376.28

Paul Strickland
Court-Appointed Receiver
120 State Ave Ne, Ste 1014
Olympia, WA 98501
receiver@gtii-us.com
gtiireceiver@gmail.com
Phone: 206-963-1094

Cash Balance		$264,767.69